Exhibit 99.1

PRESS RELEASE

CONTACT: Brian L. Cantrell Alliance Holdings GP, L.P. 1717 South Boulder Avenue, Suite 400 Tulsa, Oklahoma 74119 (918) 295-7673

FOR IMMEDIATE RELEASE

ALLIANCE HOLDINGS GP, L.P.

Reports Quarterly and Full Year Financial Results; Maintains Quarterly Distribution of $0.96 Per Unit

TULSA, OKLAHOMA, January 26, 2016 – Alliance Holdings GP, L.P. (NASDAQ: AHGP) today announced that the Board of Directors of its general partner (the “Board”) approved a distribution to unitholders for the quarter ended December 31, 2015 (the “2015 Quarter”) of $0.96 per unit, or an annualized rate of $3.84 per unit, payable on February 19, 2016 to AHGP’s unitholders of record as of the close of trading on February 12, 2016.  The declared quarterly cash distribution represents a 4.9% increase over the cash distribution of $0.915 per unit for the quarter ended December 31, 2014 (the “2014 Quarter”) and is equal to the cash distribution for the quarter ended September 30, 2015.

AHGP’s principal sources of cash flow are its ownership of general partner interests, limited partner interests and incentive distribution rights in Alliance Resource Partners, L.P. (NASDAQ: ARLP).  The declared distribution is based on the distribution AHGP will receive from its ownership interests in ARLP, which today announced a quarterly distribution for the 2015 Quarter of $0.675 per unit, or $2.70 per unit on an annualized basis, payable on February 12, 2016 to all unitholders of record as of the close of trading on February 5, 2016.  (See ARLP Press Release dated January 26, 2016, the “ARLP Release”).

Operating results for AHGP reflect those of the operating subsidiaries of ARLP and, as a result, AHGP reports its financial results on a consolidated basis with the financial results of ARLP. Consolidated net income includes earnings and losses attributable to both AHGP and non-controlling interests.  Unless otherwise noted, any reference to net income in this release represents Net Income Attributable to AHGP.

AHGP reported net income for the 2015 Quarter of $28.7 million, or net income per basic and diluted limited partner interest of $0.48 per unit, a decrease of 59.6% compared to net income for the 2014 Quarter of $71.0 million, or $1.19 per basic and diluted limited partner unit.   For the year ended December 31, 2015, AHGP reported net income of $211.3 million, or $3.53 per basic and diluted limited partner unit, a decrease of 25.7% compared to $284.4 million, or $4.75 per basic and diluted limited partner unit, earned in the year ended December 31, 2014.

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As noted in the ARLP Release, results for the 2015 Quarter and Year were impacted by a number of non-cash items, including asset impairment charges of $89.4 million and $100.1 million in 2015 Quarter and Year, respectively, and net gains of $22.5 million related to ARLP’s accounting for the White Oak Acquisition resulting from the final business combination accounting for the transaction.  Excluding these non-cash items, net of the amounts attributable to noncontrolling interests, adjusted Net Income Attributable to AHGP for the 2015 Quarter was $57.5 million, a decrease of 19.0% compared to the 2014 Quarter, and adjusted Net Income Attributable to AHGP for the 2015 Year of $244.7 million, a decrease of 13.9% compared to the 2014 Year.  (For a discussion of Adjusted Net Income Attributable to AHGP and a related reconciliation to the comparable financial measure under accounting principles generally accepted in the United States (“GAAP”), please see the end of this release.)

Based on ARLP’s current declared distribution, AHGP expects to receive quarterly cash distributions from ARLP of $58.4 million, or $233.6 million on an annualized basis. AHGP’s primary cash requirements are for working capital, distributions to its unitholders and general and administrative expenses, including for 2016 an estimated $2.1 million in general and administrative expenses.

AHGP and ARLP will discuss their 2015 Quarter financial results during a joint conference call scheduled for today at 9:00 a.m. Eastern.  To participate in the conference call, dial (855) 793-3259 and provide passcode 18774166.  International callers should dial (631) 485-4928 and provide the same passcode number. Investors may also listen to the call via the “investor information” section of ARLP’s website at http://www.arlp.com or AHGP’s website at http://www.ahgp.com.

An audio replay of the conference call will be available for approximately one week.  To access the audio replay, dial (855) 859-2056 and provide passcode number 18774166.  International callers should dial (404) 537-3406 and provide the same passcode number.

This announcement is intended to be a qualified notice under Treasury Regulation Section 1.1446-4(b), with 100% of the partnership’s distributions to foreign investors attributable to income that is effectively connected with a United States trade or business.  Accordingly, AHGP’s distributions to foreign investors are subject to federal income tax withholding at the highest applicable tax rate.

About Alliance Holdings GP, L.P.

AHGP is a limited partnership formed to own and control Alliance Resource Management GP, LLC, the managing general partner of Alliance Resource Partners, L.P. (NASDAQ: ARLP), through which it holds a 1.98% general partner interest and the incentive distribution rights in ARLP.  In addition, AHGP owns 31,088,338 common units of ARLP.

News, unit prices and additional information about AHGP including filings with the Securities and Exchange Commission, are available at http://www.ahgp.com.  For more information, contact the investor relations department of Alliance Holdings GP, L.P. at (918) 295-1415 or via e-mail at investorrelations@ahgp.com.

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The statements and projections used throughout this release are based on current expectations.  These statements and projections are forward-looking, and actual results may differ materially.  These projections do not include the potential impact of any mergers, acquisitions or other business combinations that may occur after the date of this release.  At the end of this release, we have included more information regarding business risks that could affect our results.

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FORWARD-LOOKING STATEMENTS:  With the exception of historical matters, any matters discussed in this press release are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projected results.  These risks, uncertainties and contingencies include, but are not limited to, the following: changes in competition in coal markets and the ARLP Partnership’s ability to respond to such changes; changes in coal prices, which could affect the ARLP Partnership’s operating results and cash flows; risks associated with the ARLP Partnership’s expansion of its operations and properties; legislation, regulations, and court decisions and interpretations thereof, including those relating to the environment, mining, miner health and safety and health care; deregulation of the electric utility industry or the effects of any adverse change in the coal industry, electric utility industry, or general economic conditions; dependence on significant customer contracts, including renewing customer contracts upon expiration of existing contracts; changing global economic conditions or in industries in which the ARLP Partnership’s customers operate; liquidity constraints, including those resulting from any future unavailability of financing; customer bankruptcies, cancellations or breaches to existing contracts, or other failures to perform; customer delays, failure to take coal under contracts or defaults in making payments; adjustments made in price, volume or terms to existing coal supply agreements; fluctuations in coal demand, prices and availability; the ARLP Partnership’s productivity levels and margins earned on its coal sales; changes in raw material costs; changes in the availability of skilled labor; the ARLP Partnership’s ability to maintain satisfactory relations with its employees; increases in labor costs, adverse changes in work rules, or cash payments or projections associated with post-mine reclamation and workers’ compensation claims; increases in transportation costs and risk of transportation delays or interruptions; operational interruptions due to geologic, permitting, labor, weather-related or other factors; risks associated with major mine-related accidents, such as mine fires, or interruptions; results of litigation, including claims not yet asserted; difficulty maintaining the ARLP Partnership’s surety bonds for mine reclamation as well as workers’ compensation and black lung benefits; difficulty in making accurate assumptions and projections regarding pension, black lung benefits and other post-retirement benefit liabilities; the coal industry’s share of electricity generation, including as a result of environmental concerns related to coal mining and combustion and the cost and perceived benefits of other sources of electricity, such as natural gas, nuclear energy and renewable fuels; uncertainties in estimating and replacing the ARLP Partnership’s coal reserves; a loss or reduction of benefits from certain tax deductions and credits; difficulty obtaining commercial property insurance, and risks associated with the ARLP Partnership’s participation (excluding any applicable deductible) in the commercial insurance property program; and difficulty in making accurate assumptions and projections regarding future revenues and costs associated with equity investments in companies we do not control.

Additional information concerning these and other factors can be found in AHGP’s public periodic filings with the Securities and Exchange Commission (“SEC”), including AHGP’s Annual Report on Form 10-K for the year ended December 31, 2014, filed on February 27, 2015 and AHGP’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015, filed on May 8, 2015, August 6, 2015 and November 6, 2015, respectively, with the SEC.  Except as required by applicable securities laws, AHGP does not intend to update its forward-looking statements.

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ALLIANCE HOLDINGS GP, L.P. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND OPERATING DATA

(In thousands, except unit and per unit data)

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014

SALES AND OPERATING REVENUES:
Coal sales	$525,513	$559,518	$2,158,006	$2,208,611
Transportation revenues	9,274	8,205	33,597	26,021
Other sales and operating revenues	7,263	22,973	81,708	65,692
Total revenues	542,050	590,696	2,273,311	2,300,324

EXPENSES:
Operating expenses (excluding depreciation, depletion and amortization)	331,099	359,055	1,377,053	1,383,360
Transportation expenses	9,274	8,205	33,597	26,021
Outside coal purchases	1	7	327	14
General and administrative	15,417	19,347	69,076	76,699
Depreciation, depletion and amortization	90,983	71,027	333,713	274,566
Asset impairment charge	89,435	-	100,130	-
Total operating expenses	536,209	457,641	1,913,896	1,760,660

INCOME FROM OPERATIONS	5,841	133,055	359,415	539,664
Interest expense, net	(7,527)	(8,189)	(31,153)	(33,584)
Interest income	38	433	1,460	1,671
Equity in income (loss) of affiliates, net	3	(3,102)	(49,046)	(16,648)
Acquisition gain, net	22,548	-	22,548	-
Other income	205	388	955	1,566
INCOME BEFORE INCOME TAXES	21,108	122,585	304,179	492,669
INCOME TAX EXPENSE	3	-	21	-
NET INCOME	21,105	122,585	304,158	492,669
LESS: NET (INCOME)/LOSS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	7,630	(51,577)	(92,846)	(208,318)
NET INCOME ATTRIBUTABLE TO ALLIANCE HOLDINGS GP, L.P. (“NET INCOME OF AHGP”)	$28,735	$71,008	$211,312	$284,351

BASIC AND DILUTED NET INCOME OF AHGP PER LIMITED PARTNER UNIT	$0.48	$1.19	$3.53	$4.75
DISTRIBUTIONS PAID PER LIMITED PARTNER UNIT	$0.96	$0.8925	$3.7725	$3.4375

WEIGHTED AVERAGE NUMBER OF UNITS OUTSTANDING - BASIC AND DILUTED	59,863,000	59,863,000	59,863,000	59,863,000

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ALLIANCE HOLDINGS GP, L.P. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except unit data)

(Unaudited)

	December 31,
ASSETS	2015	2014

CURRENT ASSETS:
Cash and cash equivalents	$38,678	$28,274
Trade receivables	122,875	184,187
Other receivables	696	1,025
Due from affiliates	38	7,107
Inventories	121,081	83,155
Advance royalties	6,820	9,416
Prepaid expenses and other assets	29,890	31,362
Total current assets	320,078	344,526

PROPERTY, PLANT AND EQUIPMENT:
Property, plant and equipment, at cost	3,044,260	2,815,620
Less accumulated depreciation, depletion and amortization	(1,243,985)	(1,150,414)
Total property, plant and equipment, net	1,800,275	1,665,206

OTHER ASSETS:
Advance royalties	21,295	15,895
Due from affiliate	-	11,047
Equity investments in affiliates	64,509	224,611
Goodwill	136,399	-
Other long-term assets	25,804	27,470
Total other assets	248,007	279,023
TOTAL ASSETS	$2,368,360	$2,288,755

LIABILITIES AND PARTNERS’ CAPITAL

CURRENT LIABILITIES:
Accounts payable	$84,058	$86,277
Due to affiliates	129	370
Accrued taxes other than income taxes	15,621	19,461
Accrued payroll and related expenses	37,031	57,656
Accrued interest	306	318
Workers’ compensation and pneumoconiosis benefits	8,688	8,868
Current capital lease obligations	19,764	1,305
Other current liabilities	18,929	17,109
Current maturities, long-term debt	239,350	230,000
Total current liabilities	423,876	421,364

LONG-TERM LIABILITIES:
Long-term debt, excluding current maturities	580,000	591,250
Pneumoconiosis benefits	60,077	55,278
Accrued pension benefit	39,031	40,105
Workers’ compensation	47,486	49,797
Asset retirement obligations	122,434	91,085
Long-term capital lease obligations	80,150	15,624
Other liabilities	21,174	5,978
Total long-term liabilities	950,352	849,117
Total liabilities	1,374,228	1,270,481

COMMITMENTS AND CONTINGENCIES

PARTNERS’ CAPITAL:
Alliance Holdings GP, L.P. (“AHGP”) Partners’ Capital:
Limited Partners – Common Unitholders 59,863,000 units outstanding	567,259	580,234
Accumulated other comprehensive loss	(14,875)	(15,456)
Total AHGP Partners’ Capital	552,384	564,778
Noncontrolling interests	441,748	453,496
Total Partners’ Capital	994,132	1,018,274
TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$2,368,360	$2,288,755

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ALLIANCE HOLDINGS GP, L.P. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Year Ended
	December 31,
	2015	2014

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$714,408	$734,830

CASH FLOWS FROM INVESTING ACTIVITIES:
Property, plant and equipment:
Capital expenditures	(212,797)	(307,387)
Changes in accounts payable and accrued liabilities	(3,021)	(2,270)
Proceeds from sale of property, plant and equipment	2,062	381
Proceeds from insurance settlement for property, plant and equipment	-	4,512
Purchases of equity investments in affiliates	(64,540)	(111,376)
Payments to affiliate for acquisition and development of coal reserves	-	(4,082)
Payments for acquisitions of businesses, net of cash acquired	(74,953)	-
Payment for acquisition of customer contracts	-	(11,687)
Advances/loans to affiliate	(7,300)	-
Other	4,634	(9,313)
Net cash used in investing activities	(355,915)	(441,222)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under securitization facility	6,500	100,000
Payments under securitization facility	(23,400)	-
Payments under term loan	(108,502)	(18,750)
Borrowings under revolving credit facilities	543,000	341,800
Payments under revolving credit facilities	(308,000)	(451,800)
Payments on long-term debt	(205,000)	(18,000)
Proceeds from capital lease transaction	100,000	-
Payments on capital lease obligations	(4,312)	(1,494)
Payment of debt issuance costs	-	(263)
Contributions to consolidated company from affiliate noncontrolling interest	2,147	481
Contribution by limited partner - affiliate	1,500	1,500
Net settlement of employee withholding taxes on vesting of ARLP Long-Term Incentive Plan	(2,719)	(2,991)
Distributions paid by consolidated partnership to noncontrolling interests	(117,363)	(108,413)
Distributions paid to Partners	(225,833)	(205,779)
Other	(6,107)	-
Net cash used in financing activities	(348,089)	(363,709)

NET CHANGE IN CASH AND CASH EQUIVALENTS	10,404	(70,101)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	28,274	98,375

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$38,678	$28,274

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Reconciliation of GAAP “Net Income Attributable to AHGP” to non-GAAP “Adjusted Net Income Attributable to AHGP”

Adjusted Net income Attributable to AHGP is defined as Net Income Attributable to AHGP modified for certain items that may not reflect the trend of future results, such as non-cash impairments and gains and losses on acquisition related accounting.

Adjusted Net Income Attributable to AHGP should not be considered as an alternative to Net Income Attributable to AHGP or any other measure of financial performance presented in accordance with GAAP.  Adjusted Net Income Attributable to AHGP excludes certain items that management believes affect the comparability of our operating results.  This adjusted financial measure is used by our management and external users of our financial statements, such as investors, commercial banks, research analysts and others, to assess:

•                 our operational trends and performance relative to other coal companies;

•                 the comparability of our performance to earnings estimates provided by security analysts; and

•                 our performance excluding items which are generally nonrecurring in nature or whose timing or amount cannot be reasonably estimated.

We believe Adjusted Net Income Attributable to AHGP is a useful measure for investors because it further demonstrates our financial performance without regard to items that may not reflect the trend of future results.

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	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014

Net Income Attributable to AHGP	$28,735	$71,008	$211,312	$284,351
Asset impairment charge	89,435	-	100,130	-
Acquisition gain, net	(22,548)	-	(22,548)	-
Less: amounts attributable to noncontrolling interest	(38,095)	-	(44,186)	-
Adjusted Net Income Attributable to AHGP	$57,527	$71,008	$244,708	$284,351

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